Exhibit 10.4

SUBORDINATION AND INTER-CREDITOR AGREEMENT

This Subordination and Inter-Creditor Agreement ("Agreement") is entered into as of the 17th day of April, 2008, between PNC BANK, NATIONAL ASSOCIATION, as Agent for Lenders ("PNC"), 70 East 55th Street, New York, NY 10022, and SIGMA OPPORTUNITY FUND, LLC ("Sigma"), maintaining an address at 800 Third Avenue, NY, NY 10022 and SIGMA BERLINER, LLC, maintaining an address at 800 Third Avenue, NY, NY 10022 ("Sigma LLC"), and OPERIS PARTNERS I LLC, maintaining an address at 3511 Silverside Road, Suite 105, Wilmington, Delaware 19810 ("Operis"), and, PACIFIC ASSET PARTNERS, maintaining an address at 222 Kearney Street, Suite 410, San Francisco, California 94108 ("Pacific," and together with Sigma, Sigma LLC and Operis, the "Subordinate Investors").

WHEREAS, the Subordinate Investors maintain a security interest in certain assets (the "Sigma Collateral") of Berliner Communications, Inc., f/k/a Novo Networks, Inc. and BCI Communications, Inc. (collectively, the "Obligor"), as security for those obligations and indebtedness of Obligor to the Subordinate Investors (the "Sigma Financing"), under and pursuant to certain convertible promissory notes and warrants, and other documents and agreements between Obligor and the Subordinate Investors (the "Sigma Documents"). A listing of such documents and agreements, and amendments thereto, are set forth on Schedule A attached hereto, copies of which have been previously delivered to PNC.

WHEREAS, the Subordinate Investors have filed UCC-l financing statements (the "Sigma Financing Statements"), in order to perfect their security interests in the Sigma Collateral;

WHEREAS, PNC, as Agent for certain other Lenders, is creating a credit facility (the "PNC Financing") to BCI Communication, Inc. (“Borrower”), and guaranteed by Berliner Communications, Inc. (“Guarantor”), evidenced by a promissory note, guaranty and other documents between Obligor, PNC and the other Lenders, as the same may hereafter be amended and modified (collectively, the ''PNC Documents"), and secured by a security interest from Obligor to PNC in substantially all of Obligor's assets, including, but not limited to, Obligor's present and future accounts receivable, contract rights, inventory, machinery, equipment, general intangibles and all forms of proceeds, products and replacements thereof (collectively, the "PNC Collateral");

WHEREAS, the PNC Financing shall include all amounts due to PNC by Obligor under the PNC Documents, together with any additional financing PNC, as Agent for the Lenders, may provide to Obligor, up to the sum of $15,000,000.00 in the aggregate, or such higher amount as the parties may subsequently agree to in writing signed by PNC and Obligor, subject to prior written consent of the Subordinate Investors;

WHEREAS, PNC has filed, and may in the future file, UCC-l and other financing statements (the "PNC Financing Statements"), in order to perfect its security interests in the PNC Collateral; and

WHEREAS, the Subordinate Investors have agreed to subordinate their security interests in the Sigma Collateral, and to subordinate the Sigma Financing Statements and to subordinate the Sigma Financing (inclusive of all additional financing from the Subordinate Investors) up to $15,000,000 in the aggregate, to the security interests of PNC in the PNC Collateral and to the PNC Financing Statements and to the PNC Financing, in accordance with the terms herein.

NOW, THEREFORE, the undersigned parties, intending to be legally and mutually bound by the terms hereof, agree as follows:

1. The foregoing recital paragraphs are incorporated herein by reference and agreed to by the PNC and the Subordinate Investors herein as if fully set forth.

2. The Subordinate Investors agree that until such time as all amounts owing to PNC on the PNC Financing are paid in full in accordance with the PNC Documents, and PNC terminates the PNC Financing Statements (which PNC agrees to do promptly after payment in full of the PNC Financing), the security interests maintained by the Subordinate Investors in the Sigma Collateral and the Sigma Financing Statements and the Sigma Financing, shall at all times be subordinate and junior in interest, priority, and in every other respect to the security interests maintained by PNC in the PNC Collateral and to the PNC Financing Statements and to the PNC Financing.

3. The Subordinate Investors further agree that, subject to the exceptions set forth in the next sentence and in Section 5, at any time when the PNC Financing is outstanding, the Subordinate Investors shall not be entitled to receive any proceeds from, or on account of the PNC Collateral or the Sigma Collateral or any other payments of any nature from Obligor except for director fees or other administrative fees or expenses expressly permitted by the Sigma Financing documents, including any sums due and payable by virtue of a bankruptcy, receivership, insolvency or similar proceeding(s) of Obligor. Notwithstanding the foregoing, the Subordinate Investors shall be entitled to receive, provided that Obligor is not then in default on the PNC Financing, (a) regular quarterly payments from Obligor (including a payment of principal upon maturity so long as (i) the aggregate amount of such principal payment upon maturity does not exceed $6,000,000, and (ii) at the time of such repayment the Borrower has a minimum Undrawn Availability of at least $2,000,000 for the period commencing seven (7) days prior to making such repayment through and including the date of such repayment after giving effect to such repayment), as and when due by Obligor to the Subordinate Investors under the Sigma Financing and Sigma Documents, and (b) liquidated damages payments upon the occurrence of a Registration Event (as defined in the Sigma Documents) so long as the total amount of any such liquidated damages payment does not exceed $120,000 during any calendar month and the total amount of all such liquidated damages payments does not exceed $720,000 at any time. Subject to the foregoing exceptions, and in all events when Obligor is in default of the PNC Financing, in the event the Subordinate Investors should receive any type of payment from the Obligor or proceeds from the PNC Collateral or Sigma Collateral from any source on account of the Sigma Financing, at any time when the PNC Financing is outstanding, the Subordinate Investors agree to turn over all such payments and proceeds to PNC within two (2) business days of the receipt thereof by the Subordinate Investors. Proceeds as used herein shall mean all proceeds of the PNC Collateral and Sigma Collateral, including payments, collections, sale proceeds and other proceeds however generated or realized from the PNC Collateral and Sigma Collateral. Except as specifically set forth in this paragraph, all proceeds of the PNC Collateral and Sigma Collateral received by the Subordinate Investors, at any time when the PNC Financing is outstanding, shall be segregated by the Subordinate Investors, who shall hold same in trust for PNC pending turnover of such proceeds to PNC. Notwithstanding anything in this Agreement to the contrary, nothing herein shall preclude the Subordinate Investors from converting amounts owing to them pursuant to the Sigma Financing into equity of Obligor.

4. PNC and the Subordinate Investors agree to provide each other with written notice of default by Obligor on the PNC Financing and/or Sigma Financing (each a “Notice of Default”). Any notices required or which may be given under this Agreement shall be in writing and deemed received one day after mailing by overnight mail to the intended recipient at the address for such recipient first set forth above, and if to Sigma, to the attention of Thom Waye, and if to Sigma LLC to the attention of Thom Waye, and if to Operis, to the attention of Lior Averni, and if to Pacific, to the attention of Robert M. Safford and if to PNC, to the attention of John Trott.

5. The Subordinate Investors agree that until such time as the PNC Financing is fully paid in accordance with the PNC Documents, and PNC terminates the PNC Financing Statements (which PNC agrees to do promptly after the PNC Financing is fully repaid), the Subordinate Investors will not take any action, whether by legal process or otherwise, with respect to the PNC Collateral or Sigma Collateral at any time unless (a) a Notice of Default has been delivered by the Subordinate Investors to PNC, and (b) it is beyond one hundred eighty (180) days from the delivery of the Notice of Default.

6. The Subordinate Investors agree that their subordination and other agreements herein shall be effective upon their execution hereof, without PNC being required to advance any sums to Obligor on the PNC Financing or take any other actions, and irrespective of whether or not PNC has perfected its security interests in the PNC Collateral.

7. In the event the security interests of the Subordinate Investors in the Sigma Collateral are deemed prior to the liens, claims or interests of any other creditor or claimant of Obligor, such priority shall not in any manner modify the subordination and agreements of the Subordinate Investors herein, or elevate their position as to PNC, including, but not limited to, the agreed lien and other subordinations of the Subordinate Investors herein to the liens and interests of PNC as set forth herein.

8. In the event of a bankruptcy proceeding, receivership or any similar or other proceeding of or against Obligor, or in the event of any proceeding which seeks to challenge in any manner the PNC Financing, or the security interests of PNC in the PNC Collateral, or the PNC Collateral, or the PNC Financing Statements, or other proceedings which might in any manner jeopardize or adversely affect PNC's rights and interests as to the Obligor and/or in the PNC Collateral and/or Financing, this Agreement shall remain in full force and effect and shall be automatically re-instated, in full force and effect, in the event anyone or any entity should seek to recover from PNC or challenge, or otherwise assert interests adverse to PNC, in or with respect to any of the PNC Collateral or as to the PNC Financing or as to the PNC Financing Statements, including, but not limited to, proceedings seeking to recover any of the proceeds of the PNC Collateral or payments made or recovered by PNC on the PNC Financing and/or PNC Collateral, and otherwise, all irrespective of whether the PNC Financing has been previously satisfied and/or the PNC Financing Statements terminated.

9. This Agreement shall remain in full force and effect until such time as the PNC Financing is fully satisfied, and PNC terminates the PNC Financing Statements. This Agreement shall be automatically re-instated in full force and effect as set forth in paragraph eight (8) above.

10. With respect to the subject matter of this Agreement, there are no other agreements between the parties, oral or written, other than as specifically set forth herein. This Agreement cannot be modified in any respect except pursuant to a written agreement executed by authorized representatives of PNC and the Subordinate Investors. This Agreement shall be governed by the laws of New Jersey and subject to the jurisdiction of the Federal and State courts of that State.

11. The Obligor and the Subordinate Investors agree to place a legend on all documents evidencing the Sigma Financing specifying that the Sigma Financing is subject to the terms and conditions of this Agreement and to make proper notations in their respective books, records or other statements which evidence or record any Sigma Financing, specifically indicating that the Sigma Financing is subject to this Agreement.

12. All capitalized terms not specifically defined herein shall have the meaning ascribe therein in the PNC Documents.

13. THE PARTIES HEREIN KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTES ARISING UNDER THIS AGREEMENT, OR AS OTHERWISE MAY ARISE BETWEEN THE PARTIES HERETO, AND FURTHER AGREE THAT EITHER PARTY MAY INTRODUCE THIS WAIVER INTO THE RECORD OF ANY COURT, OR IN ANY OTHER PROCEEDING, AS EVIDENCE OF THE OTHER PARTY'S KNOWING AND VOLUNTARY WAIVER OF ANY RIGHT IT MAY OTHERWISE HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER, OR AS MAY OTHERWISE ARISE BETWEEN THE PARTIES HERETO.

14. This Agreement may be executed in any number of counterparts, each of which will, for all purposes, be deemed an original, and all of which are identical.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first set forth above.

ATTEST:	PNC BANK, NATIONAL ASSOCIATION,
as Agent for Lenders

BY:
Name:	Name:
Title:	Title:

WITNESS:	SIGMA OPPORTUNITY FUND, LLC,
By its Managing Member,
SIGMA CAPITAL ADVISORS, LLC

BY:
Name:	Name:	THOM WAYE
Title:	Title:	Manager

WITNESS:	SIGMA BERLINER, LLC,
a Delaware limited liability company
By its Managing Member,
SIGMA CAPITAL ADVISORS, LLC

BY:
Name:	Name:	THOM WAYE
Title:	Title:	Manager

WITNESS:	OPERIS PARTNERS I LLC,
a Delaware limited liability company

BY:
Name:	Name:	LIOR AVNERI
Title:	Title:	Managing Member

WITNESS:	PACIFIC ASSET PARTNERS,
A California Limited Partnership

BY:
Name:	Name:	ROBERT M. STAFFORD
Title:	Title:	General Partner

BERLINER COMMUNICATIONS, INC. AND BCI COMMUNICATIONS, INC. ACKNOWLEDGE AND CONSENT TO THE TERMS OF THE AGREEMENT SET FORTH ABOVE.

ATTEST:		BERLINER COMMUNICATIONS, INC.
f/k/a Novo Networks, Inc.

BY:
Name:	NICHOLAS DAY	Name:	RICHARD BERLINER
Title:	General Counsel & Secretary	Title:	Chief Executive Officer & President

ATTEST:		BCI COMMUNICATIONS, INC.

BY:
Name:	NICHOLAS DAY	Name:	RICHARD BERLINER
Title:	General Counsel & Secretary	Title:	Chief Executive Officer & President

Schedule A
to
Subordination and Inter-Creditor Agreement

Documents From December 29, 2006 Closing:

1.	Note Purchase Agreement, dated December 29, 2006 by and between Berliner Communications, Inc. (“Berliner”) and Sigma Opportunity Fund, LLC (“Sigma”).
2.	7% Senior Subordinated Secured Convertible Note Due 2008, dated December 29, 2006, with a principal amount of $3,000,000 in favor of Sigma.
3.	Common Stock Purchase Warrant, dated December 29, 2006, for 1,500,000 shares of common stock of Berliner for Sigma.
4.	Common Stock Purchase Warrant, dated December 29, 2006, for 150,000 shares of common stock of Berliner for Sigma Capital Advisors, LLC (“Sigma Advisors”).
5.	Advisory Services Agreement, dated December 29, 2006, between Berliner and Sigma Advisors.
6.	Security Agreement, dated December 29, 2006, from Berliner and BCI Communications, Inc. to Sigma.
7.	Letter of Disclosure, dated December 29, 2006, from Sigma to Berliner.
8.	Guaranty, dated December 29, 2006, from BCI Communications, Inc. (“BCI”) to Sigma.
9.	Subordination and Inter-Creditor Agreement, dated December 29, 2006, between Presidential Financial Corporation of Delaware Valley and Sigma.

Documents from February 2, 2007 Closing:

10.	Joinder Agreement to Note Purchase Agreement, dated February 2, 2007 by and between Berliner and Pacific Asset Partners (“Pacific”).
11.	7% Senior Subordinated Secured Convertible Note Due 2008, dated February 2, 2007, with a principal amount of $1,000,000 in favor of Pacific.
12.	Common Stock Purchase Warrant, dated February 2, 2007, for 500,000 shares of common stock of Berliner for Pacific. This warrant was exercised in February 2008.
13.	Letter of Disclosure, dated February 2, 2007, from Pacific to Berliner.
14.	Joinder Agreement to Note Purchase Agreement, dated February 2, 2007 by and between Berliner and Operis Partners I LLC (“Operis”).
15.	7% Senior Subordinated Secured Convertible Note Due 2008, dated February 2, 2007, with a principal amount of $500,000 in favor of Operis.
16.	Common Stock Purchase Warrant, dated February 2, 2007, for 250,000 shares of common stock of Berliner for Operis. This warrant was exercised in March 2008.
17.	Letter of Disclosure, dated February 2, 2007, from Operis to Berliner.

Documents from February 15, 2007 Closing:

18.	Joinder Agreement to Note Purchase Agreement, dated February 15, 2007 by and between Berliner and Sigma Berliner.
19.	7% Senior Subordinated Secured Convertible Note Due 2008, dated February 15, 2007, with a principal amount of $1,500,000 in favor of Sigma Berliner.
20.	Common Stock Purchase Warrant, dated February 15, 2007, for 750,000 shares of common stock of Berliner for Sigma Berliner.
21.	Common Stock Purchase Warrant, dated February 15, 2007, for 25,000 shares of common stock of Berliner for Sigma Advisors.
22.	Letter of Disclosure, dated February 15, 2007, from Sigma Berliner to Berliner.

Waiver and Amendments

23.	Waiver Letter, dated May 14, 2007 from Sigma and Sigma Berliner to Berliner.
24.	Amendment and Waiver Agreement, dated September 27, 2007 among Berliner, Sigma, Sigma Berliner, Pacific and Operis.